UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2011

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2011, Mr. Robert M. Devlin retired from Cooper’s Board of Directors in accordance with the Company’s director tenure policy, which requires any non-employee director to retire effective as of the Board meeting immediately following his or her 70th birthday.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders was held on May 2, 2011. Eight proposals, as described in Cooper’s Proxy Statement dated March 21, 2011, were voted upon at the meeting. The following is a brief description of the matters voted upon and the final voting results. Abstentions and broker nonvotes are not considered votes cast at the Annual Meeting. Because approval of all the proposals is based on the votes properly cast at the Annual Meeting, abstentions and broker nonvotes do not have any effect on the outcome of the voting.

1. Proposal for the election of three directors:

		Percentage of
		Votes Cast
Linda A. Hill
Votes For:	137,623,121	96.71%
Votes Against:	4,667,423	3.29%
Votes Abstained:	131,275
Broker Nonvotes:	6,585,889

		Percentage of
		Votes Cast
James J. Postl
Votes For:	140,923,816	99.03%
Votes Against:	1,367,626	.97%
Votes Abstained:	130,377
Broker Nonvotes:	6,585,889

		Percentage of
		Votes Cast
Mark S. Thompson
Votes For:	139,608,101	98.11%
Votes Against:	2,678,900	1.89%
Votes Abstained:	134,818
Broker Nonvotes:	6,585,889

2. Proposal to consider the Company’s Irish Statutory Accounts for the year ended December 31, 2010 and the related reports of the directors and auditors:

		Percentage of
		Votes Cast
Votes For:	147,642,367	99.68%
Votes Against:	467,111	.32%
Votes Abstained:	898,230
Broker Nonvotes:	0

3. Proposal to appoint Ernst & Young LLP as independent auditors for the year ending December 31, 2011 and authorize the Audit Committee of the Board of Directors to set their remuneration:

		Percentage of
		Votes Cast
Votes For:	148,539,931	99.77%
Votes Against:	336,962	.23%
Votes Abstained:	130,815
Broker Nonvotes:	0

4. Proposal to consider the 2011 Omnibus Incentive Compensation Plan:

		Percentage of
		Votes Cast
Votes For:	119,140,651	84.08%
Votes Against:	22,549,712	15.92%
Votes Abstained:	731,456
Broker Nonvotes:	6,585,889

5. Proposal to hold an advisory vote on executive compensation of Named Officers:

		Percentage of
		Votes Cast
Votes For:	70,651,115	50.36%
Votes Against:	69,613,875	49.64%
Votes Abstained:	2,156,829
Broker Nonvotes:	6,585,889

6. Proposal to hold an advisory vote on the frequency of the advisory vote on executive compensation:

		Percentage of
		Votes Cast
Votes For 3 Years:	34,624,224	24.67%
Votes for 2 Years:	790,876	.56%
Votes for 1 Year:	104,927,997	74.77%
Votes Abstained:	2,078,722
Broker nonvotes:	0

7. Proposal to authorize any subsidiary of the Company to make market purchases of Company shares:

		Percentage of
		Votes Cast
Votes For:	147,541,435	99.22%
Votes Against:	1,155,052	.78%
Votes Abstained:	311,221
Broker Nonvotes:	0

8. Proposal to authorize the reissue price range of treasury shares:

		Percentage of
		Votes Cast
Votes For:	147,650,320	99.30%
Votes Against:	1,028,164	.70%
Votes Abstained:	329,224
Broker Nonvotes:	0

Annual Shareholder Vote on Executive Compensation

The shareholder vote on the frequency of the vote on executive compensation is an advisory vote only. Although the vote is non-binding, the Board of Directors values the opinions of our shareholders. In light of the voting results on this proposal as set forth in item 6 above, the Board has determined that the Company will hold an annual vote on the compensation of executives named in its proxy materials until the next shareholder vote on the frequency of votes on executive compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

May 6, 2011	By:	/s/ Terrance V. Helz

Name: Terrance V. Helz
Title: Associate General Counsel and Secretary